UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

PTC Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-111.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V49714-P10177 PTC THERAPEUTICS, INC. 500 WARREN CORPORATE CENTER DRIVE WARREN, NJ 07059 PTC THERAPEUTICS, INC. 2024 Annual Meeting June 18, 2024 9:00 AM ET Virtual Meeting Site: www.virtualshareholdermeeting.com/PTCT2024 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 18, 2024 You invested in PTC THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2024 Annual Meeting. Vote Virtually at the 2024 Annual Meeting* Vote on June 18, 2024 9:00 AM ET Visit www.virtualshareholdermeeting.com/PTCT2024 *Please check the proxy and www.virtualshareholdermeeting.com/PTCT2024 for any special requirements for meeting attendance. Get informed before you vote View the Notice and Proxy Statement and 2023 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Advance of the 2024 Annual Meeting Vote by June 17, 2024 11:59 PM ET. For shares held in a Plan, vote by June 15, 2024 11:59 PM ET. Visit www.ProxyVote.com

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V49715-P10177 THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Four Class II Directors For Nominees: 01) Emma Reeve 02) Michael Schmertzler 03) Mary Smith 04) Glenn D. Steele, Jr., M.D., Ph.D. 2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. For 3. Approval on a non-binding, advisory basis, of the Company’s named executive officer compensation as described in the proxy statement. For NOTE: To transact any other business that may be properly brought before the meeting or any adjournment or postponement of the meeting.